PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)


                                                                                  Number            Market
                           Common Stocks                                        of Shares            Value
-------------------------------------------------------------------------     -------------       ------------
COMPUTER EQUIPMENT (21.6%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and medical
      electronic equipment)                                                       8,500            $  782,000
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                          16,000             1,189,000
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                     3,500               424,813
   National Instruments Corporation *
      (Supplier of computer based instrumentation products)                      15,000               530,157
                                                                                                  ------------
                                                                                                    2,925,970
                                                                                                  ------------
INDUSTRIAL SERVICES (18.9%)
   Air Express International
      (Air freight forwarding)                                                    4,000                90,750
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                     23,000               738,157
   G & K Services, Inc. Class A
      (Uniform rental service)                                                   16,500               668,250
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                           26,000             1,069,250
                                                                                                  ------------
                                                                                                    2,566,407
                                                                                                  ------------
FINANCIAL SERVICES (16.2%)
   American International Group
      (Major international insurance holding company)                            10,000               869,375
   General Electric Co.
      (Diversified financial and industrial company)                              5,500               652,093
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                10,500               678,563
                                                                                                  ------------
                                                                                                    2,200,031
                                                                                                  ------------
ELECTRICAL EQUIPMENT (11.7%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)                48,000               912,000
    Molex, Inc.
      (Supplier of interconnection products)                                     21,000               679,875
                                                                                                  ------------
                                                                                                    1,591,875
                                                                                                  ------------


*Non-income producing security.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)


                                                                                  Number            Market
                           Common Stocks (continued)                            of Shares            Value
-------------------------------------------------------------------------     -------------       ------------
MEDICAL PRODUCTS (11.2%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                           22,000           $   781,000
   ResMed, Inc.*
      (Developer and manufacturer of respiratory products)                        7,000               231,437
   Stryker Corp.
      (Developer and manufacturer of surgical and medical devices)               10,000               511,250
                                                                                                  ------------
                                                                                                    1,523,687
                                                                                                  ------------
PHARMACEUTICAL (8.9%)
   Eli Lilly & Co.
      (Prescription pharmaceuticals)                                              7,500               480,000
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                              9,000               323,438
   Warner-Lambert Company
      (Prescription pharmaceuticals)                                              6,000               398,250
                                                                                                  ------------
                                                                                                    1,201,688
                                                                                                  ------------
RESTAURANTS (5.9%)
    McDonald's Corporation
      (Fast food restaurants and franchising)                                    18,500               795,500

TELECOMMUNICATIONS (4.1%)
   L. M. Ericsson Telephone AB
      (Manufacturer of telecom systems and cellular handsets)                    15,000               468,750
   Cable & Wireless HKT Ltd.
      (International telecommunications services)                                 4,000                87,000
                                                                                                  ------------
                                                                                                      555,750
                                                                                                  ------------
SOFTWARE (1.0%)
    Microsoft Corporation*
       (Personal computer software)                                               1,500               135,844
                                                                                                  ------------

TOTAL COMMON STOCKS - 99.5%                                                                        13,496,752
CASH AND OTHER ASSETS, LESS LIABILITIES -  0.5%                                                        64,671
                                                                                                  ------------
NET ASSETS - 100.0%                                                                               $13,561,423
                                                                                                  ============

NET ASSET VALUE PER SHARE
(Based on 857,504 shares outstanding at September 30, 1999)                                            $15.81
                                                                                                  ===========

*Non-income producing security.